Fees Summary	Jan. 23, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 142,600,000.00
Previously Paid Amount	0.00
Total Fee Amount	19,693.06
Total Offset Amount	0.00
Net Fee	$ 19,693.06
Final Prospectus	false